Net Investment Hedge	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Net Investment Hedge
Net Investment Hedge
On October 10, 2016, we issued EUR 200 million senior subordinated notes due 2026. The notes were issued by Belden Inc., a USD functional currency ledger. We have designated this foreign denominated debt as a net investment hedge on the foreign currency risk of our net investment in our euro foreign operations. The objective of the hedge is to protect the net investment in the foreign operation against adverse changes in exchange rates. The transaction gain or loss is reported in the cumulative translation adjustment section of other comprehensive income. The amount of the cumulative translation adjustment at December 31, 2016 was $13.0 million.